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                                                                Exhibit 11(a)

                               CONSENT OF COUNSEL


         We hereby consent to the use of our name and to the reference to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No.13 to the Registration Statement of Schwab Investments on Form N-1A (Nos. 33-37459 and 811-6200) under the Securities Act of 1933, as amended.



                                                            /s/ Ropes & Gray
                                                            Ropes & Gray


Washington, D.C.
December 27, 1995